Exhibit 10.23

Mack Financial Services

Master Loan and Security Agreement

BORROWER’S NAME AND ADDRESS
Legal Name:	STINGRAY LOGISTIC LLC

Business Type:	Limited Liability Company (LLC)

Mailing Address:	14313 N. May, OKLAHOMA CITY, 73134

Street Address:	14313 N. May

City:	OKLAHOMA CITY	State: OKLAHOMA	Zip: 73134

County:	OKLAHOMA	Telephone: (405) 848-8807	Fax:

Federal ID/SSN:	45-1105483

Customer No.:	7630979	State of Formation: DELAWARE

Dated: As of 11/26/2012.

Borrower: STINGRAY LOGISTIC LLC	Lender: Mack Financial Services, a division of VGS US LLC
7025 Albert Pick Road, Suite 105 (27409)
Title: _________________________________	P.O. Box 26131
Print Name: ___________________________	Greensboro, North Carolina 27402-6131
Signature: X____________________________	Signature: _____________________________

This Master Loan and Security Agreement (this “Agreement”) is entered into as of 11/26/2012 by and between STINGRAY LOGISTICS LLC (“Borrower,” and if more than one, jointly and severally, the “Borrower”), whose principal place of business is at the address set forth above, and Mack Financial Services, a division of VFS US LLC, a Delaware limited liability company, (“Lender”), at 7025 Albert Pick Road Suite 105, PO Box 26131, Greensboro, North Carolina 27402-6131 (“Lender”).

Borrower has requested Lender to make loans from time to time to Borrower, the proceeds of which will be used by Borrower to acquire directly from sellers and/or manufacturers such construction, motor vehicles, trailers, and other personal property or related equipment (collectively, the “Equipment”) as more particularly described on schedules to be attached from time to time to this Agreement in the fate attached as Exhibit “A” (each a “Schedule”) and, subject to the terms and conditions of this Agreement, Lender has to agreed to make such loans to Borrower, the proceeds of the loam to be used for such acquisitions. In order to induce Lender to entire into this Agreement, Borrower has agreed to grant Lender a purchase money, first priority security interest in the Equipment When used in this Master Loan and Security Agreement the phrase “this Agreement” and any similar phrase shall mean collectively, this Agreement, all Schedules and all other documents executed by Lender and Borrower. Each Schedule shall be deemed a separate loan agreement with respect to the Equipment described therein, and each Schedule shall be deemed to incorporate by reference the terms of this Agreement.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

1. The Loan. Subject to satisfaction of all of the terms and conditions of this Agreement, Lender agrees to loan to Borrower, in one or more transactions, such amounts as may be mutually agreed upon by Lender and Borrower from time to time (collectively, the “Loan Amount”).

(a) Advances. Each advance of a portion of the Loan Amount (an “Advance”) shall be evidenced by a Promissory Note (Secured) in form and substance satisfactory to Lender and substantially in the form attached as Exhibit “I” to this Agreement (each a “Note”). Borrower agrees to make all payments of any amounts due under this Agreement the Notes, or any other agreement or document executed in connection therewith, in the manner required by Lender, including, but not limited to, by wire transfer, electronic funds transfer, or by automatic withdrawal from Borrower’s accounts.

(b) Conditions Precedent. Lender shall have no obligation to make any Advance to or on behalf of Borrower until all of the following conditions precedent are fulfilled to the reasonable satisfaction of Lender, (1) all of the representations made by Borrower in this Agreement are true and accurate as of the date of such requested Advance (each a “Funding Date”); (ii) Borrower has provided Lender with evidence of Borrower’s compliance with the insurance requirements act forth in this Agreement; (iii) Lender has received UCC Form I Financing Statements (if required by Lender) which Borrower hereby authorizes Lender to file and, if applicable, evidence of titling and registration of the Equipment for which the Advance has been requested, all of such documents reflecting Lender’s first priority security interest in form and substance satisfactory to Lender; (iv) if required by Lender, Borrower has provided a certificate of its secretary or other authorized officer certifying (1) Borrower’s charter and governing documents, (2) resolutions of Borrower’s governing board duly authorizing the execution, delivery, and performance of this Agreement, the Notes, and all other documents executed in connection therewith (each a “Loan Document” and collectively with any guaranties required under this Agreement, the “Loan Documents”), and (3) the incumbency and signatures of the officers authorized to execute the Loan Documents; (v) in the event and solely to the extent that any guarantees are required by Lender, Lender has received such executed guaranties in form and substance satisfactory to Lender, (vi) Lender has received a Schedule and Note executed by Borrower, each in form and substance satisfactory to Lender, (vii) if Lender so requires, opinion(s) of counsel for each Borrower and any Guarantor, in foot and substance satisfactory to Lender; (viii) a certificate from a duly executed officer of Borrower that no Event of Default or event which, but for the passage of time or the giving of notice, or both, would constitute an Event of Default under any of the Loan Documents has occurred and is coalman& and (ix) such other documents as may be requested by Lender.

2. Security Agreement. To secure Borrower’s full and complete payment and performance undo- all of the Loan Documents, Borrower hereby grants to Lender a security interest in and to the Equipment and such other equipment and goods as described on the Schedules now and hereafter to be attached to this Agreement together with all enactments, accessions, replacements, parts, proceeds (including insurance proceeds), income, earnings, accounts, rights to payment (including monetary obligations, whether or rice earned by performance), secondary obligations incurred or to be incurred, chattel paper, electronic chattel paper, general intangibles, payment intangibles, promissory notes, warranties, service contracts, documents, records now or hereafter arising from the Equipment (collectively, the “Collateral”). The security interest in the Collateral and the rights granted hereunder shall secure the following (collectively, the “Obligations”), (i) the indebtedness of Borrower to Lender, or any affiliates of Lender, evidenced by each the Notes (and any renewals, extensions, or modifications thereof), together with interest thereon, late charges, and costs of’ collection as provided in each of the Notes; (ii) the payments of all amounts agreed to be paid by Borrower in this Agreement and the other Loan Documents; and (iii) the observance and performance by Borrower of all of the terms, provisions, and covenants to be performed by Borrower under this Agreement or any of the other Loan Documents, or under any agreement(s), of whatever nature with any affiliate of the Lender. The security interest shall remain in full effect, without waiver or surrender of any of Lender’s rights hereunder, notwithstanding any one or more of the following: (i) extension of the time of payment of the whole or any pest of any Note; (ii) any change in the tame and conditions of any Note; (iii) substitution of any other note or evidence of indebtedness for any Note; (iv) surrender, release, exchange, or alteration of any Collateral or other security, either in whole or in part; or (v) release, settlement, discharge, compromise, change, or amendment, in whole or in part, of any claim of Lender against Borrower or of any claim against any guarantor or other party secondarily or additionally liable for the payment of any Note.

3. Borrower’s Representations. Borrower warrants and represents to Lender, expressly acknowledging that Lender is relying on these warranties and representations, that, as of the date of this Agreement and/or the date of each Advance, as applicable, and agrees that until all of the Obligations have been irrevocably satisfied in fide (i) all information supplied by Borrower in any financial, credit, or accounting statement to Lender is and will be true, correct, and genuine; (ii) that each item of Equipment is to be used only for business purposes; (iii) Borrower is duly organized, validly existing, and in good standing under the laws of the state of its formation; (iv) Borrower has the full authority to enter into each of the Loan Documents and to perform all of its obligations under each of the Loan Documents; (v) Borrower has duly executed, authorized, and delivered all of the Loan Documents and each of the Loan Documents constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; (vi) that the execution, delivery, and performance of the transactions contemplated in each of the Loan Documents does not require the approval of any stockholder, trustee, or holder of any obligations of Borrower and does not and will not violate any law, rule, or order now binding on Borrower, or the charter, by-laws, Or other governing documents of Borrower, or violate the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon the property of Borrower under, any contract or agreement to which Borrower is a party or by which it or its assets are bound, or require the consent or approval or the giving of notice to the federal or any state or local government (other than customary titling, registration, and security interest filings): (vii) there are no pending or overtly threatened actions or proceedings, which either, individually, or in the aggregate, would materially adversely affect the financial condition of Borrower or Borrower’s ability to fully perform all of its obligations under any of Me Loan Documents; (viii) the Equipment is owned by Borrower and are free of all security interests and liens, except for the lien of the Loan Documents; (ix) Borrower maintains its principal place of business at the address set forth on page 1 of this Agreement, and Borrower’s exact legal name and state of formation, are identified on page 1 of this Agreement; Borrower agrees not to change its principal place of business, state of formation, or legal name without 30 days’ prior written notice to Lender; and Borrower retains its records concerning the Collateral at the address set forth above; and (x) Lender shall have a perfected security interest in the Collateral at all times that shall be prior to any other interests in the Collateral.

4. Borrower’s Obligations. In addition to and not in limitation of any other agreements of Borrower, Borrower agrees at its sole expense: (a) to use or permit the use of each item of Equipment only in the United States (or in Canada for not more than 60 days during any rolling 12 calendar month period to be determined individually for each item of &mimeo° in the ordinary course of its business and in compliance with all applicable laws and regulations and insurance (b) to keep earn item of Equipment free from all claims and liens; (c) to file, report, and pay on its and Lancet’s behalf by their due date all taxes, fees, and assessments of any and every kind on each item of Equipment Bending a copy of such filing and payment contemporaneously to Lender; (d) to defend any action, proceeding, or claim affecting the Equipment or Lender’s security interest therein; (e) to maintain the Equipment in good operating condition, repair, and appearance in conformity with all governmental regulations, insurance requirements, and manufacturer’s warranty requirements; (f) if titled Equipment, to obtain a certificate of title on each item of Equipment showing Lender’s security interest, and for all types of Equipment to preserve and perfect Lender’s security interest by authorizing Lender to Mc financing statements and also execute any required financing statements; (g) to not misuse, secrete, sell, rent, lend, encumber, transfer, or illegally use any of the Equipment nor permit any item of Equipment to be operated by or be in the possession of any affiliate of Borrower nor any other entity nor assign any of its interests or obligations (regardless of whether any of the foregoing occur voluntarily or by operation of taw); (h) that Lender may enter any premises to inspect the Equipment or Borrower’s boas and records on the Equipment at any time during usual business hours; (i) to provide Lender with complete financial information of Borrower upon request by Lender filing time to time, such financial information to include income statements and balance sheets, prepared in accordance with generally accepted accounting principles — unaudited on a quarterly basis within 30 days after the end of each quarter and audited on an annual basis within 90 days after each fiscal year-end; (j) to give Lender prompt written notice of any lien or claim on any Item of Equipment for which it is obligated to indemnify Lender; (k) Borrower will not transfer or permit any transfer of any part of the Collateral to be mark or any interest therein to be created by sale (except as expressly restrained in this Agreement), grant of a security interest, or by levy, or other judicial process (whether occurring voluntarily or by operation of law); (I) Borrower may sell or dispose of only that part of the Collateral that Borrower is obligated hereby to replace, and, unless the proceeds arc invested in replacement property of like kind and of equal or greater value, or Lender agrees otherwise in writing, all proceeds of any such sale or other disposition shall promptly be paid by Borrower to Lender to be applied against the Obligations, regardless of whether the Obligations are then due and payable; (in) Borrower shall take all actions and execute and file all documents reasonably requested by Lender to establish, maintain, and continue the perfected security interest of Lender in the Collateral and that a carbon, photographic, or other reproduction of this Agreement may be filed as a financing statement, (n) Borrower will, within ten (10) days of receipt of written notice from Lender, pay all costs and expenses of filing and recording (including the costs of all searches deemed necessary by Lender) to establish, maintain, and determine the validity of Lender’s security interest; (a) Borrower, within ten (10) days after any request of Lender, will confirm the amount due on any Note and will provide a description of any alleged offsets, counterclaims, or defenses to the payment thereon (p) if titled Equipment,

Borrower hereby grants Lender an irrevocable power of attorney for the purpose of titling and registering the Equipment and perfecting Lender’s security interest in the Collateral so long as the Obligations remain outstanding; (q) if non-tilled Equipment, Borrower hereby appoints Lender as agent for the benefit of Borrower and grants Lender an irrevocable power of attorney, to take any and all actions and to execute and file all documents necessary to establish, maintain, and continue the perfected security interest of Lender in the Units, in the name of and on behalf of Borrower, at Borrower’s sole cost and expense. This power of attorney is coupled with an interest and is irrevocable during the term of this Agreement; and (r) Borrower shall not permit the Equipment to be used for transportation of passengers or for the digging, hauling, loading, storing or transporting of material designated as hazardous, radioactive, toxic, flammable, or explosive, or environmentally hazardous, unsafe, or dangerous under any federal, state, or local law, rule.

5. Insurance and Risk of Loss: All risk of loss, damage or destruction of the Equipment will at all times be on Borrower. Borrower agrees to maintain, at Borrower’s expense: (a) property insurance or other insurance acceptable to Lender, protecting the Equipment from loss or damage by fire, theft and other customary risks for the greater of the Equipment’s replacement cost or the Indebtedness with a deductible not to exceed $2,500 per item of Equipment, naming Lender as a loss payee on a “Leader’s Loss Payable” endorsement, and (b) liability insurance in an amount not less than $1,000,000 per occurrence (collectively “Requited Insurance). Borrower must provide Lender satisfactory written evidence of Required Insurance within thirty (30) days of the commencement date of this agreement, the cancellation or expiration of such Required Insurance, or of any subsequent written request from Lender. If Borrower does not do so, Lender may obtain insurance from an insurer of Lender’s choosing in such forms and amounts as Lender deems reasonable to protect Lender’s interests (collectively, “Lender’s Insurance”). Lender’s Insurance will cover the Equipment and the Lender; it will not name Borrower as an insured sad may not cover all of the Borrower’s interest in the Equipment. Borrower agrees to pay Lender periodic charges for Lender’s Insurance (collectively, “Insurance Charges”) that include: a premium that may be higher than if the Borrower maintained the Required Insurance separately; a finance charge of up to 1.5% per month on any advances made by Lender or Lender’s agents; and commissions, and billing and processing fees; any or all of which may generate a profit to Lender and Lender’s agents. If Borrower fads to provide satisfactory evidence of Required Insurance by the due date, Lender may pay Insurance Charges by debiting Borrower’s account under any previously authorized automatic payment. Lender shall discontinue billing or debiting Insurance Charges upon receipt of satisfactory evidence of Required Insurance. Borrower shrill immediately notify Lender of any loss or damage to Equipment which makes any item of Equipment unfit for continued or repairable use. Borrower hereby irrevocably appoints Lender as Borrower’s attorney-in-fact to execute and endorse all checks or drafts in Borrower’s mime to collect under any insurance covering Equipment. Lender may apply insurance proceeds to the Obligations or any other obligation of Borrower to Lender as Lender deems appropriate-

6. Borrower’s General Indemnities: Borrower, at Borrower’s sole expense, will indemnify and bold harmless and upon demand reimburse Lender and its agents for, from, and against any and all liabilities, losses, damages, actions, causes of action, suits, proceedings, claims, demands, assessments, fines, penalties, judgments, fees, casts and expenses (including attorneys’ fees and expenses) of every kind and nature arising out of or misted to this

Agreement, any other Loan Document, the Collateral, or any part thereof, and the selection, manufacture, purchase, delivery, sale, possession, use, misuse, contents, repair, collision, condition, or return of any hem of Equipment and any breach by Borrower of any of its obligations to Lender under this Agreement or any other Loan Document. The obligations of Borrower and the dente of Lender under this Section 6 shall survive payment and performance of the Obligations in full and shall remain in full force and effect without termination.

7. Continuation of Agreement. This Agreement shall remain in full force and effect, without waiver or surrender of any of Lender’s rights hereunder, notwithstanding (a) extrusion of the time of payment of the whole or any part of the Obligations; (b) any modification to the Notes or substitution of any other note or evidence of indebtedness for any Note; (c) acceptance by Lender of any Collateral or security of any kind as partial payment of the Obligations; or (d) surrender, release, exchange, or alteration of any Collateral in whole or any part.

8. Events of Default. An “Event of Default” shall exist under this Agreement or any Schedule and all of the Loan Documents upon the occurrence of any of the following: (i) the occurrence of an Event of Default under any Note or any other of the Loan Documents; (ii) the failure by Borrower or any guarantor to perform any obligation not involving die payment of money, or to comply with any other tsar or condition applicable to Borrower or guarantor under any of the Loan Documents and each obligation, term, or condition remains unsatisfied after fifteen (15) days’ written notice to Borrower or guarantor; provided, however, that for any breach of any insurance provision or other covenant causing immediate risk to Lender’s interest in the Equipment, the cure period will be limited to ten (10) days; (iii) any representation or warranty made by Borrower or any guarantor in any of the Loan Documents or otherwise or any information delivered by Borrower or any guarantor in obtaining or he easier in connection with the credit evidenced by any Loan Document is materially incomplete, incorrect, or misleading as of the dale made or delivered; (iv) Borrower or any guarantor is unable or admits in writing its inability to pay its monetary obligations as the become due, makes a general assignment for the benefit of creditors, or applies far or acquiesces in the appointment of a trustee, receiver, or other custodian for such party or any of its assets or property, or a trustee, receiver, or other custodian is appointed for Borrower or any guarantor or any of their assets or property; (v) commencement of any case tinder the Bankruptcy Code (Title 11 of the United States Code) or any similar proceeding under any federal, state, or foreign law by or against Borrower or any guarantor, (vi) the death, incompetence, dissolution, or liquidation of Borrower or any guarantor, the consolidation or merger of Borrower or any guarantor with any person or entity, or the taking of any action by Borrower or any guarantor toward any dissolution, liquidation, consolidation, or merger (regardless of whether such actions occur voluntarily or by operation of law); (vii) Borrower or any guarantor becomes insolvent, ceases to do business in the ordinary course or suffers a material adverse change in its management or ownership; (viii) the sale, assignment, or transfer of all or substantially all of its assets by Borrower or any guarantor (regardless of whether such action occurs voluntarily or by operation of law); (ix) Borrower or any guarantor, or any other person acting on behalf of such parties, claims that any Loan Document or any lien or security interest is not legal, valid, binding, or enforceable against Borrower or any guarantor, or that the priority of any lien or security interest securing any of the Obligations is different than the priority represented and warranted in the Loan Documents; (x) any of the Equipment is lost, severely damaged, destroyed, or seized; (xi) Borrower or any guarantor shall be in default with respect to any agreement with or obligation to any other party for the payment of borrowed money, contractual obligation, or rent and such default exceeds an aggregate amount of One Million Dollars (US $1,000,000); and omit the occurrence of any condition or event that is a default or is designated as a default, event of default, or Event of Default, under any other Loan Document, or in any other agreement, contract, or indebtedness of Borrower or any guarantor to Lender or of Borrower or any guarantor to any affiliate of Lender,

9. Rights and Remedies of Lender. Upon the occurrence of an Event of Default under this Agreement and at any time thereafter, Lender shall have the following rights and remedies: (i) Lender may, at its option, declare all of the Obligations immediately due and payable; (ii) Lender may, without notice or demand or legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon the property occupied or under the control of Borrower; (iii) Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender, (iv) Lender, at the expense of Borrower, may make repairs deemed necessary or desirable to the Collateral; (v) with or without obtaining possession of the Collateral or any part thereof sell the same at a public or private sale in the wholesale or retail market, with or without notice to the Borrower. Lender may also advertise and sell repossessed Collateral through interact websites through which equipment similar to the Collateral is sold and such disposition shall be deemed in conformity with reasonable commercial practice among dealers of the type of property that was the subject of the disposition. The proceeds of any sale or sales, after deducting all expense of Lender in taking, storing, repairing, and selling time Collateral (including reasonable attorneys’ fees and legal expenses) shall be applied to the payment of any part or all of the Obligations and any other indebtedness or liability of Borrower to Lender, and any surplus thereafter remaining shall be paid to Borrower or to any other person that may be legally entitled to such surplus. At any sale or disposition, Lender may accept a trade of property for all or any portion of the sales price. As permitted by applicable law, Lender may, at any sale, public or private, of the Collateral, purchase any or all of the Collateral offered at such sale. Lender shall be under no duty to select any items of Collateral over any other items or to sell the items of Collateral pro rata or in any order but may select and sell such items as Lender may determine. Lender shall not be responsible for any injury ix loss to the Collateral unless caused by the willful wrongful acts or omission of Lender while the Collateral is in Lender’s possession. Lender may, at its option, and without any obligation to do so, pay, perform, and discharge any and all amounts, coats, expenses, and liabilities herein agreed to be paid or performed by Borrower, and all amounts so expended by Lender may become part of the Obligations and shall be immediately due and payable by Borrower upon demand and shall bear interest at the Default Rate (as defined in the Notes), Lender may pursue any legal remedy available to collect all Obligations and to enforce its rights in the Collateral. No action by Lender shall operate as a waiver of any edger right or remedy of Lender. The failure of Lender to take any of the actions or exercise any of the rights or remedies granted to Lender in this Agreement shall not be construed to be a waiver of any of the rights or remedies of Lender. Lender shall have all of the rights and remedies afforded a secured party under the Uniform Commercial Code as adopted in North Carolina and all other rights or remedies provided under applicable law. Borrower agrees that the Collateral is of a type customarily sold in recognized markets within the meaning of the Uniform Commercial Code. All rights and remedies of Lender under this Agreement shall be cumulative and not alternative and shall inure to the benefit of Lender and its successors and assigns. In Lender’s exercise of the powers granted by Borrower under this Agreement, no liability shall be asserted or enforced against Lender except for Lender’s willful wrongful acts, and Borrower expressly waives and Mimes Wider from all other such claims or liabilities.

10. Consents and Waivers. To the extent permitted under applicable law, Borrower expressly consents to and authorizes any court of competent jurisdiction to issue, by hearing without notice, such order or orders as may be appropriate or necessary to enforce the tarns of this Agreement, granting to Lender such powers, orders, or authority as Lender shall need or desire to enforce this Agreement Any such court is directed not to require any bond of Lender, the parties agreeing that time is of the essence to protect the interests of Lender. Borrower hereby acknowledges its express intent to waive and abandon all personal property exemptions granted by law with respect to the Collateral. To the extent permitted under applicable law, Borrower expressly waives any notice of sale or other disposition of the Collateral, notice of exercise of any other right or remedy by Lender and any other right to notice after an Event of Default; and that to the extent such notices can not be waived, any notice given to Borrower at the address set forth on page 1 of this Agreement (or to such other address provided in writing by Borrower) by registered or certified mail at least five (5) days before the date of sale shall be deemed reasonable and to fully satisfy the requirement for giving of notice to Borrower.

11. Liability of Lender. Lender shall not in any way be liable for the condition or maintenance of the Collateral or any failure to do any or all of the actions for which rights and authority arc granted in this Agreement The failure of Lender to take any of the actions or exercise any of the rights, interests, powers, or authority granted to Lender under this Agreement shall not be construed to be a waiver of any of the rights, interests, powers, or authority granted to Lender under this Agreement In exercise of its rights and remedies Lender shall not have any liability to Borrower for any injury to the assets, business, or operations of Borrower or any other liability, other titan for Lender’s on gross negligence or willful misconduct

12. Incorporation by Reference. Each of the Notes, Exhibits, Schedules, and other Loan Documents attached to, or referred to in, this Agreement now or at any time hereafter are hereby incorporated in this Agreement by this reference as if restated in their entirety.

13. Construction. Unless otherwise expressly provided in a Loan Document, in the event of any conflict between any provision of a Note and any ether Loan Document, the terms of the Note shall control such conflict. The parties to the Loan Documents have negotiated the terms of the transactions evidenced by the Loan Documents and the drafting of the Loin Documents shall not be construed for or against Borrower, any guarantor, IS Lender.

14. Assignments or Transfers.

(a) Transfers by Lender. Borrower acknowledges that Lender may assign, transfer, grant a participation in, or gram a security interest in this Agreement, any Note, or Lender’s interest therein without notice to Borrower. Any assignee or transferee of Lender shall have the rights, assigned and transferred, but none of the obligations of Lender under this Agreement, and Borrower agrees that it will not assert against any assignee or transferee of Lender any defense, counterclaim, or offset which Borrower may have or may chin against Lender or its areal& Borrower acknowledges that any assignment or transfer by Lender shall not materially change Borrower’s duties or obligations under this Agreement, any Note, or any other Loan Document.

(b) Transfers by Borrower. Neither Borrower nor any guarantor shall assign, transfer, delegate, or dispose (whether voluntarily or by operation of law) of all or any part of its Obligations under this Agreement, any Note, or any other Loan Document, or cuter into a lease of all or any part of the Equipment, without the prior written consent of fender and any such action attempted without the prior written consent of Lender shall be void as against Lender and constitute an immediate Event of Default under this Agreement. Notwithstanding the foregoing prohibition against such transfers by Borrower, Borrower hereby transfers, conveys, and assigns to Lender and grants to Lender a security interest in all of Borrower’s rights, tide, and interest in, but none of its obligations under, any lease of the Equipment, and all proceeds and income arising therefrom In the event Lender is requested to consent to a lease of the Equipment, any permitted lease must be in form acceptable to Lender and assigned to Lender by Borrower by an assignment in form approved by Lender.

15. Survival. The representations, warranties, and covenants, of the Bo rower and any guarantor in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Advances to or on behalf of Borrower.

16. Multiple Finance Accommodations. If Borrower has more than one loan or other finance accommodation with Lender, Borrower agrees that (i) the Loan Documents and the documents relating to such ether finance accommodations shall all remain in effect and neither shall supersede the other, regardless of whether the Loan Documents and such other financing documents have differing terms, conditions, and requirements; and (ii) regardless of such differences, Borrower shall comply with all of the terms, conditions, and requirements of the Loan Documents and such other financing documents.

17. Miscellaneous. TIME IS OF THE ESSENCE WITH REGARD TO EACH PROVISION OF TIE LOAN DOCUMENTS AS TO WHICH TIME IS A FACTOR. The headings at the beginning of sections of the Loan Documents are solely for convenience and do not modify any sections. In each Loan Document, the singular shall include the plural and vice versa and each gender shall include the other gender. If any provision of any of the Loan Documents is unenforceable, such provision shall be automatically modified to the minimum extent possible to make such provision enforceable, and the enforceability of the other provisions of the Loan Doormats shalt not be of The Loan Documents shall be binding upon and inure to the benefit of Lender, Borrower, and any guarantor and each of their respective permitted successors and assigns. Borrower agrees that any document processing fees may be shared with or rebated to the selling dealer. In the event Borrower is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein, as well as the obligations arising therefrom, arc and shall be joint and severe as to each such party. Borrower certifies they are not subject to any prohibitions under any regulation or orders of the U.S. Dept. of Treasury’s Office of Foreign Assets Control Borrower also certifies that they do not engage in any transactions prohibited by any U.S. laws. To the extent permitted by applicable law the Borrower and Lender hereby voluntarily and intentionally waive the right either may have to trial by jury in respect to any litigation in connection with this Agreement, any other loan document, or actions or statements (whether verbal or written) of any party. These Loan Documents may be executed and delivered by facsimile signature and a facsimile signature shall be treated as an original. Multiple signatures to these Loan Documents delivered separately shall constitute one original Loan Document.

18. Lender Agents. Borrower agrees that Lender may appoint one or more agents to act on its behalf and that such agents have the power and right to administer and enforce this Agreement

Mack Financial Services

Exhibit “A”

Master Loan and Security Agreement Schedule

Customer Name: STINGRAY LOGISTICS LLC

Customer Number: 7630979

Schedule Number:

This Schedule is made pursuant that certain Master Loan and Security Agreement dated 11/26/2012, and signed by STINGRAY LOGISTICS LLC (“Borrower”) (the “Agreement”). The terms and conditions of the Agreement are incorporated in this Schedule and made a part of this Schedule by reference. The term “Equipment” shall include all items described herein and which may be defined as either “Vehicles” or “Units” in the Agreement. All capitalized terms used and not defined are used with the same meaning as given in the Agreement.

1.	Description of Equipment

Year	Make	Model	VIN/Serial Number*	Attachments/Body

2013	Mack	CXU613	1M1AW07Y2DM031179

2013	Mack	CXU613	1M1AW07Y9DM031180

2013	Mack	CXU613	1MIAW07110DM031181

2013	Mack	CXU613	1M1AW07Y2DM031182

2013	Mack	CXU613	1MlAW07Y4DM031183

2013	Mack	CXU613	1M1AW07Y6DMO31184

2013	Mack	CXU613	1MIAW07Y8DM1Y31185

2013	Mack	CXU613	1MIAW07YXDM031186

*	Last 4 numeric characters of serial number for construction equipment, Additional Equipment, if any, is listed in Exhibit A-1.

2.	Address(es) of Location(s) of Primary Domicile or Garage of Equipment.

14313 N. May

OKLAHOMA CITY, OK 73134

3.	Description of Other Personal Property

4.	Terms and Conditions of Advance.

Principal Amount;	$921,406.59

Interest Rate:	5.99

Term:	48 months

Payment Amount:	$21,635.04

Other:

Complete for Non-Titled Equipment—Delivery and Acceptance

On __________________ (the “Date of Acceptance”), each item of Equipment listed in this Schedule was delivered to Borrower, in conjunction with Borrower’s purchase of equipment, and Buyer acknowledges its receipt and irrevocable acceptance of each item of Equipment. Borrower represents and warrants to Lender that Borrower has: accepted delivery of and inspected each item of Equipment; determined that each item of Equipment contains all of the major components and accessories as agreed; each item of Equipment is in good working order, repair, and condition; and that each item of Equipment is fit for immediate and continued use and conforms to Borrower’s requirements without maim Borrower understands and acknowledges that Borrower is entering into the Agreement based on Borrowers representation and warranty that Borrower will pay in fun to Lender all payments when due as required by the Agreement Borrower also represents and warrants to Lender that no Event of Default or event which, but for the passage of time or the giving of notice, or both, would constitute an Event of Default under the Agreement has occurred and is continuing as of the Date of Acceptance and that all of the representations and warranties made by Borrower in the Agreement are correct and complete as though made on and as of the date of this Schedule. If no Date of Acceptance is indicated, the Borrower agrees the date of this Contract is the Date of Acceptance.

Dated: 11/26/2012

Borrower:	Accepted by Lender:
STINGRAY LOGISTIC LLC	Mack Financial Services, a division of VFS US LLC
Signature: X__________________________	Signature: ______________________________

Title: ___________________________

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Exhibit A-1

Customer No.	Schedule No.:

Year	Make	Model	VIN/Serial Number	Attachment/Body
2013	Mack	CXU613	1M1AW071110M026942
2013	Mack	CXU613	1M1AW07Y3CDM026943
2013	Mack	CXU613	1M1AW07Y1DM026944
2013	Mack	CXU613	1M1AW07Y3DM026945
2013	Mack	CXU613	1M1AW07Y5D14026946

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Mack Financial Services

Exhibit “B”

Master Loan and Security Agreement

Customer Name: STINGRAY LOGISTICS LLC

Customer Number: 7630979

Schedule Number:

PROMISSORY NOTE

(Secured)

$921,406.59	Greensboro, North Carolina
(Principal Amount)	Date: 11/26/2012

Promise to Pay and Interest. For value received STINGRAY LOGISTICS LLC, (Borrower, and if more them one, jointly and severally, the “Borrower”), promises to pay to Mack Financial Services, a division of VFS US LLC, a Delaware limited liability company, or order (“Lender”), at 7025 Albert Pick Road, Suite 105, P.O. Box 26131, Greensboro, North Carolina 27402-6131, or at such other place as Lender designates in writing, in lawful money of the United States of America, the principal sum of 5921,406.59, with interest on the outstanding unpaid principal balance at the rate of 5.99% per annum (the “Interest Rate”).

Principal and interest shall be paid in 48 consecutive monthly payments in Arrears, in the amount of $21,635.04, commencing on 12/26/2012 and continuing thereafter on the 26th day of each month thereafter; provided, however, that, unless due earlier, all accrued and unpaid interest and the unpaid principal balance shall be due and paid in full on 11/26/2016 (the “Maturity Date”).

On the Maturity Date, Borrower shall pay to Lender the unpaid principal, all accrued and unpaid interest, and all other amounts payable by Borrower to Lender under the Loan Documents (collectively the “Obligations”). The term “Loan Documents” shall mean this Note; the Master Loan and Security Agreement, dated as of 11/26/2012 between Borrower and Lender; all other Notes made by Borrower to Lender, any guaranty(ies) of any payment or performance of the Obligations; and all other agreements or documents evidencing, guaranteeing, securing, or otherwise relating to this Note, as any or all of such documents may be executed or amended from time to time.

Principal shall bear interest at the Interest Rate from the date of disbursement until the applicable due date, whether due by acceleration or otherwise. Any payment due on a date which is a date when banking institutions are not open to the public under the laws of the United States or the State of North Carolina shall be due on the next succeeding date on which such institutions are open. All Obligations not paid when due shall bear interest from the due date or the judgment date, as applicable, until paid at a rate (the “Default Rate”) which is the lesser of eighteen percent (18%) per annum or the maximum rate permitted under applicable law.

All interest due under the Loan Documents shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. Borrower agrees to pay an effective rate of interest that is the sum of (i) the Interest Rote and (ii) the additional rate of interest resulting from any other charges or fees paid or to be paid in connection with the Loan Documents that arc determined to be interest or in the nature of interest.

This Promissory Note is executed as of the date first written above.

Borrower: STINGRAY LOGISTIC LLC	Co-Borrower (if applicable):

Signature: X___________________________	Signature: X___________________________

Title: _________________________________	Title: _________________________________

Print Name: ___________________________	Print Name: ___________________________

Address for Notices:

14313 N. May, OKLAHOMA CITY, OK, 73134

Receipt and Application of Payments. Payments shall not be deemed received by Lender until good funds are actually received by Lender. At the option of Lender, payments shall be applied to principal, interest, and other Obligations in such order as Lender shall determine.

Prepayment. Borrower may prepay the outstanding principal balance of this Note, in whole or in part, at any time prior to the Maturity Date, provided that as express conditions precedent to Lender’s acceptance of any prepayment, Borrower must: (i) give Lender at least thirty (30) days’ prior written notice of its intent to maize such prepayment; and (IQ pay, in all cases (whether prepayment is voluntary or involuntary as a result of the acceleration of the Maturity Date), not as a penalty, but as reimbursement for the loss of the bargain, a prepayment premium of 0% of the amount of principal being prepaid; and (iii) pay all accrued and unpaid interest on the unpaid principal balance being prepaid. At the option of Lender, any prepayment of principal shall be applied to payments coming due under this Note in the inverse order of their due dates.

Late Charges. If any payment of principal and interest or any other Obligation is not received in full by Lender within fifteen (15) days after its due date, then in addition to all other rights and remedies of Lender, a late charge of five percent (5%) of the amount due and unpaid will be charged to Borrower. Such late charge shall be immediately due and payable upon receipt of written notice from Lender and shall be an “Obligation” under this Note.

No Counterclaim, Deductions, or Offsets. All payments and obligations of Borrower under the Loan Documents will be made and performed without counterclaim, deduction, defense, deferment, set-off or reduction.

Events of Default: Each of the following shall be an event of default under this Note (an “Event of Default”):

1. Failure by any Loan Party to pay when due (i) any amount dim by such Loan Party under any of the Loan Documents, or (ii) any other amount due by a Loan Party to Lender under any

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other agreement or contract or indebtedness of any kind. “Loan Party” means Borrower and any other person that from time to time is obligated to Lender under any of the Loan Documents; executes any guaranty of all or any portion of Borrower’s obligations under the Loan Documents; or grants any property, interests in property, or rights to property to secure any or all of the Obligations., and

2. The occurrence of any condition or event that is a default or is designated as a default or event of default or an “Event of Default” under any other Loan Document or in any other agreement, contract, or indebtedness of any Loan Party to Lender.

Rights and Remedies of Lender. Upon the occurrence of an Event of Default, Lender may, at its option, and without demand or notice: (i) declare the Obligations to be immediately due and payable, whereupon all of the Obligations in the Loan Documents shall be immediately due and payable, and (ii) exercise any or all other rights and remedies concurrently or consecutively in such order as Lender elects. Such rights and remedies shall be cumulative and mm-exclusive. Delay, discontinuance, or failure to exercise any remedy shall not be a waiver of such remedy or of any other right or remedy of Lender, or of the TIME IS OF THE ESSENCE provision. Exercise of any right or remedy of Lender shall not are or waive any Event of Default or invalidate any act of Lender taken in response to such Event of Default.

Binding Effect. This Note shall be binding upon Borrower and its permitted successors and assigns and inure to the benefit of Lender and its successors and assigns. Lender may from time to time assign or transfer its rights and/or delegate its obligations under the Loan Documents in whole or in part and without notice to or the consent of any Loan Party. In addition and as permitted under applicable law, NO LOAN PARTY SHALL ASSERT AGAINST ANY ASSIGNEE OR TRANSFEREE OF LENDER ANY CLAIMS OR DEFENSES SUCH LOAN PARTY MAY HAVE AGAINST LENDER,

Costs, Expenses and Fees. Borrower agrees to pay on demand all reasonable external and internal costs, expenses, and fees (including reasonable attorneys’ fees and expenses) of Lender in enforcing the Loan Documents and the rights and remedies of Lender under the Loan Documents and applicable law, regardless of whether any legal action or proceeding is instigated. Such costs, expenses, and fees shall constitute an “Obligation” under the Loan Documents.

Severability. If any provision of any of the Loan Documents is unenforceable, such provision shall be modified to the minimum extent possible to make such provision enforceable and the enforceability of the other provisions of the Loan Documents shall not be affected.

Choice of Law. The Loan Documents have been delivered and accepted in the State of North Carolina and shall be governed by the substantive (arid not choice of law or conflicts) laws of the State of North Carolina.

Notices and Demands. All demands or notices under the Loan Documents shall be in writing (including, without limitation, telecopy or facsimile - receipt confirmed) and mailed, telecopied, or delivered to the address specified in this Note or in writing by the party to which such notice is given. Any demand or notice mailed shall be mailed first-class mail, postage prepaid, return-receipt requested. Demands or notices shall be effective upon the earlier of (i) actual receipt by the addressee, or (ii) the date shown on the return receipt, fax confirmation, or delivery receipt.

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Rescission or Return of Payments. If at any time or from time to time, whether before or after payment and performance of the Obligations in full, all or any part of any amount received by Lender as payment of an Obligation, must or is claimed to be subject to avoidance, rescission, or return to Borrower or any other party for any reason whatsoever, such Obligation and any liens, security interests, and other encumbrances that secured such Obligations at the time such avoidance, rescission, or returned payment was received by Lender shall be deemed to have continued in existence or shalt be reinstated, as the ease may be, all as though such payment had not been received.

Waivers. Borrower waives, to the fullest extent permitted tinder applicable law, the right to assert any statutes of limitations as a defense to any of its Obligations. Borrower (i) waives, to the fullest extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents), and (ii) agrees that Lender may enforce this Note and any other Loan Documents against Borrower without first having sought enforcement against any other Loan Party or any collateral securing the Obligations.

Miscellaneous. The than Documents constitute the entire agreement and understanding of Lender and Borrower and supersede all prior representations, warranties, agreements, understandings, and negotiations. No provision of any Loan Document can be amended, waived, discharged, or terminated except in writing executed by the parties thereto. Acceptance of late payments shall not waive the TIME IS OF THE ESSENCE PROVISION, the right of Lender to require that subsequent payments be made when due, or the right of Lender to declare an Event of Default if subsequent payments are not made when due. Any approval, consent, or statement that a matter is acceptable to Lender under the Loan Documents must be in writing executed by Lender and shall be construed to apply only to the party and facts specifically set forth in writing.

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